UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 20, 2005
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 20, 2005, we acquired the following properties:
	Date	Approximate Acquisition Price	Gross Leasable Area	Physical Occupancy as of 05/01/05
Property	Acquired	($)	(Sq. Ft.)	(%)

Hewitt Corporate Headquarters Lincolnshire, IL (1)	05/20/05	220,000,000	1,161,686	100

Maple Tree Place Willistown, VT	05/20/05	98,700,000	507,615	77

(1) On May 20, 2005, we obtained financing in the amount of $129,800,000 with respect to this property. The loan requires interest only payments at an annual interest rate of 5.04% and matures in June 2010.

Item 9.01. Financial Statements, ProForma Financial Information and Exhibits
  Financial Statements

Audited financial statements will be subsequently filed for Maple Tree Place under Rule 3-14 of the Securities and Exchange Commission Regulation S-X. No audited financial statements are required to be filed for Hewitt Corporate Headquarters under Rule 3-14 of the Securities and Exchange Commission Regulation S-X.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Principal Accounting Officer
Date:	May 20, 2005